Exhibit 99.27
                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                  February 1998

                   REMIC Multi-Class Pass-Through Certificates

                                 Series 1997-11

     Pursuant to the Pooling and Servicing Agreement dated as of November 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     1.   Aggregate Scheduled Monthly Payments:

          (a)  Principal  .....................$                      351,360.04
          (b)  Interest  ......................$                    3,108,303.19
          (c)  Total  .........................$                    3,459,663.23

     2. Aggregate Monthly Payments Received and Monthly Advances made this month:

          (a)  Principal  .....................$                      351,360.04
          (b)  Interest  ......................$                    3,013,891.29
          (c)  Total  .........................$                    3,365,251.33

     3.   Aggregate  Principal  Prepayments  in part received and applied in the
          applicable prepayment  period:.......$                       97,156.26

     4.   Aggregate Principal Prepayments in full in prior month:

          (a)  Principal  .....................$                   12,506,620.01
          (b)  Interest  ......................$                       72,530.88
          (c)  Total  .........................$                   12,579,150.89

     5.   Aggregate Insurance Proceeds for prior month:

          (a)  Principal  .....................$                            0.00
          (b)  Interest  ......................$                            0.00
          (c)  Total  .........................$                            0.00

     6.   Aggregate Liquidation Proceeds for the prior month:

          (a)  Principal  .....................$                            0.00
          (b)  Interest  ......................$                            0.00
          (c)  Total  .........................$                            0.00

     7.   Aggregate Purchase Prices for Defaulted and Modified Mortgage Loans:

          (a)  Principal  .....................$                            0.00
          (b)  Interest  ......................$                            0.00
          (c)  Total  .........................$                            0.00

     8. Aggregate Purchase Prices (and subsitution adjustments) for Defective Mortgage Loans:

          (a)  Principal  .....................$                            0.00
          (b)  Interest  ......................$                            0.00
          (c)  Total  .........................$                            0.00

     9.   Pool Scheduled Principal Balance.....$                  479,406,107.13

     10.  Available Funds: ....................$                   16,041,558.78

     11.  Realized Losses for Prior Month: ....$                            0.00

     12.  Aggregrate Realized Losses and Debt Service Reductions:

          (a) Deficient Valuations  ...........$                            0.00
          (b) Special Hazard Losses  ..........$                            0.00
          (c) Fraud Losses  ...................$                            0.00
          (d) Excess Bankruptcy Loss  .........$                            0.00
          (e) Excess Special Hazard Losses  ...$                            0.00
          (f) Excess Fraud Losses  .......     $                            0.00
          (g) Debt Service Reductions          $                            0.00

     13.  Compensating Interest Payment: ......$                        8,738.74

     14. Accrued Certificate Interest, unpaid Class Interest Shortfalls and Pay-out Rate:

     Class 1-A1......$      1,620,826.68     $     0.00      6.99999999%
     Class 1-A2......$        175,245.00     $     0.00      7.00000000%
     Class 1-A3......$        274,919.17     $     0.00      7.00000008%
     Class 1-A4......$         92,376.67     $     0.00      7.00000025%
     Class 1-A5......$        584,167.50     $     0.00      7.00000000%
     Class 1-PO......$              0.00     $     0.00      0.00000000%
     Class 1-M.......$         45,219.38     $     0.00      7.00000048%
     Class 1-B1......$         27,715.29     $     0.00      7.00000003%
     Class 1-B2......$         21,878.65     $     0.00      6.99999917%
     Class 1-B3......$         14,585.77     $     0.00      7.00000080%
     Class 1-B4......$          4,374.76     $     0.00      7.00031118%
     Class 1-B5......$         10,214.82     $     0.00      6.99992353%
     Class 1-R.......$              0.00     $     0.00      0.00000000%
     Class 1-S.......$        214,898.78     $     0.00      0.53025900%

     15.  Principal Distribution Amount:

     Class 1-A1......$    12,939,882.08
     Class 1-A2......$             0.00
     Class 1-A3......$             0.00
     Class 1-A4......$             0.00
     Class 1-A5......$             0.00
     Class 1-PO......$            86.56
     Class 1-M.......$         5,531.74
     Class 1-B1......$         3,390.44
     Class 1-B2......$         2,676.44
     Class 1-B3......$         1,784.29
     Class 1-B4......$           535.15
     Class 1-B5......$         1,249.61
     Class 1-R.......$             0.00

     16.  Additional  Distributions  to the  Class  R  Certificate  pursuant  to
          Section 4.01 (c):........................ $       0.00

     17.  Certificate Interest Rate of:

          Class 1-S................................    0.53025900%

     18.  Distributions Allocable to Unanticipated Recoveries:

    Class 1-A1....$         0.00
    Class 1-A2....$         0.00
    Class 1-A3....$         0.00
    Class 1-A4....$         0.00
    Class A5-1....$         0.00
    Class 1-PO....$         0.00
    Class 1-M.....$         0.00
    Class 1-B1....$         0.00
    Class 1-B2....$         0.00
    Class 1-B3....$         0.00
    Class 1-B4....$         0.00
    Class 1-B5....$         0.00
    Class 1-R.....$         0.00

B.   Other Amounts for such Distribution Date:

     1.  Senior Percentage:  ..................  95.68213200%

     2.  Senior Prepayment Percentage:  ....... 100.00000000%

     3.  Junior Percentage:  ..................   4.31786800%

     4.  Junior Prepayment Percentage:  .......   0.00000000%

     5.  Class A5 Percentage:..................   0.00000000%

     6.  Class A5 Prepayment Percentage:.......   0.00000000%

     7.  Class A5 Schedule Percentage:.........   0.00000000%

     8.  Subordinate Certificate Writedown:  ..   0.00000000%

9.   Prepayment Triggers satisfied:
                                         YES           NO
                                         ---           --
     Class 1-B1...........................X
     Class 1-B2...........................X
     Class 1-B3...........................X
     Class 1-B4...........................X
     Class 1-B5...........................X

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                           GE CAPITAL MORTGAGE SERVICES, INC.



                                           By:      /s/ Karen Pickett
                                           -------------------------------------
                                           Name:    Karen Pickett
                                           Title:   Vice-President,
                                                    Investor Operations